1 SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT This SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (the “Second Amendment”) is made and entered into as of the 22nd day of October, 2025, by and among NSA OP, LP, a Delaware limited partnership (the “Borrower”), certain Subsidiaries of the Borrower party to the Credit Agreement referred to below (collectively, the “Guarantors” and together with the Borrower, collectively, the “Loan Parties”), NATIONAL STORAGE AFFILIATES TRUST, a Maryland real estate investment trust (“NSA REIT”), KEYBANK NATIONAL ASSOCIATION, as the Administrative Agent (the “Administrative Agent”) and in its capacity as Swingline Lender and as issuer of Letters of Credit, and those financial institutions that are a party to the Credit Agreement (defined below) as Lenders. WHEREAS, the Loan Parties, NSA REIT, the Lenders and the Administrative Agent are parties to that certain Third Amended and Restated Credit Agreement, dated as of January 3, 2023 (as amended, modified, supplemented or restated and in effect from time to time prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have extended credit to the Borrower on the terms set forth therein; WHEREAS, the Borrower has requested that the Lenders and Administrative Agent make certain amendments to the Credit Agreement; and WHEREAS, the Lenders and Administrative Agent are willing to make such amendments to the Credit Agreement on the terms, and subject to the conditions, set forth in this Second Amendment. NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows: 1. Definitions; Loan Document. Capitalized terms used herein without definition shall have the meaning assigned to such terms in the Credit Agreement. This Second Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan. 2. Amendments to Section 1.1 (Definitions) of the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended as follows: (a) The definition of “Adjusted Daily Simple SOFR” contained in Section 1.1 is amended and restated to read in its entirety as follows: ““Adjusted Daily Simple SOFR” means with respect to a Daily Simple SOFR Loan, the greater of (1) Daily Simple SOFR and (2) the Floor.” (b) The definition of “Adjusted Term SOFR” contained in Section 1.1 is amended and restated to read in its entirety as follows: ““Adjusted Term SOFR” means for any Available Tenor and Interest Period with respect to a SOFR Loan, the greater of (1) Term SOFR for such Interest Period and (2) the Floor.” Exhibit 10.7

2 (c) The definition of “SOFR Index Adjustment” contained in Section 1.1 is deleted in its entirety. 3. No Waiver. Nothing contained herein shall be deemed to (i) constitute a waiver of any Default or Event of Default that may heretofore or hereafter occur or have occurred and be continuing or, except as expressly set forth herein, to otherwise modify any provision of the Credit Agreement or any other Loan Document, or (ii) give rise to any defenses or counterclaims to the Administrative Agent’s or any Lender’s right to compel payment of the Obligations when due or to otherwise enforce their respective rights and remedies under the Credit Agreement and the other Loan Documents. The execution, delivery and effectiveness of this Second Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. 4. Conditions to Effectiveness. This Second Amendment shall become effective as of the date when each of the following conditions is satisfied: (a) The Administrative Agent’s receipt of counterparts of this Second Amendment, properly executed by a Responsible Officer of each of the Loan Parties, NSA REIT and each of the Lenders, each of which shall be originals (or, if permitted by the Administrative Agent, telecopies), dated as of the date hereof. (b) The Borrower shall have paid to the Administrative Agent, for the account of each of the Lenders, a work fee in the amount of $5,000 for each individual Lender, such work fees to be fully earned upon the payment thereof and non-refundable for any reason. 5. Representations and Warranties. NSA REIT, Borrower and each of the Guarantors jointly and severally represent and warrant to the Administrative Agent and the Lenders as follows: (a) The execution, delivery and performance of this Second Amendment and the transactions contemplated hereby (i) are within the corporate (or the equivalent limited liability company or partnership) authority of NSA REIT and each of the Loan Parties, (ii) have been duly authorized by all necessary corporate, limited liability company or partnership (or other) proceedings of NSA REIT and each applicable Loan Party, (iii) do not conflict with or result in any material breach or contravention of any provision of any Applicable Law applicable to NSA REIT or any Loan Party or of any judgment, order, writ, injunction, license or permit applicable to NSA REIT or any of the Loan Parties, (iv) do not conflict with, result in a breach of or constitute a default under the organizational documents of NSA REIT or any Loan Party, or any material indenture, agreement or other instrument to which NSA REIT, any Loan Party or any of their respective Subsidiaries is a party or by which any of them or any of their respective properties may be bound, (v) do not require any Governmental Approval and (vi) do not contravene any provisions of, or constitute a Default or Event of Default under the Credit Agreement or a failure to comply with any term, condition or provision of, any other agreement, instrument, judgment, order, decree, permit, license or undertaking binding upon or applicable to NSA REIT or such Loan Party or any of NSA REIT’s or such Loan Party’s properties or in the creation of any mortgage, pledge, security

3 interest, lien, encumbrance or charge upon any of the properties or assets of NSA REIT or such Loan Party. (b) This Second Amendment has been duly executed and delivered by NSA REIT and each of the Loan Parties and constitutes the legal, valid and legally binding obligations of NSA REIT and each of the Loan Parties enforceable against each of them in accordance with the respective terms and provisions hereof, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally. The Obligations are not subject to any offsets, defenses or counterclaims. (c) Other than approvals or consents which have been obtained or filings which have been made (in each case, written copies of which have been furnished to the Administrative Agent) and are in full force and effect, the execution, delivery and performance by the NSA REIT and each of the Loan Parties of this Second Amendment, and the transactions contemplated hereby, do not require any approval or consent of, or filing with, any third party or any governmental agency or authority. (d) The representations and warranties made or deemed made by NSA REIT and each Loan Party in the Loan Documents to which it is a party are true and correct in all material respects (or in all respects to the extent that such representations and warranties are already subject to concepts of materiality) on and as of the date hereof with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date). For purposes of this Paragraph 5(d), the representations and warranties contained in Section 7.11 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 9.1 and 9.2 of the Credit Agreement. (e) Both before and after giving effect to this Second Amendment, no Default or Event of Default under the Credit Agreement has occurred and is continuing. 6. Ratification, etc. Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Second Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement, any other Loan Document or any agreement or instrument related to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Second Amendment. NSA REIT and each Loan Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations. 7. Further Assurances. NSA REIT and the Loan Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Second Amendment.

4 8. No Actions, Claims, etc. As of the date hereof, NSA REIT and each of the Loan Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lenders, or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement or other Loan Documents on or prior to the date hereof. 9. GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE. 10. Successors and Assigns. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. 11. Consent to Jurisdiction; Venue; Waiver of Jury Trial. The jurisdiction, venue and waiver of jury trial provisions set forth in Section 13.4 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis. 12. Counterparts. This Second Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument. Counterparts may be delivered via facsimile or pdf electronic mail, and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. Notwithstanding the foregoing, any pdf electronic signature shall be promptly followed by a manually executed, original counterpart. The existence of this Second Amendment may be established by the introduction into evidence of counterparts that are separately signed, provided they are otherwise identical in all material respects. This Second Amendment shall constitute a “Loan Document” for all purposes under the Loan Agreement. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement – KeyBank (NSA 2025)] -40749823 BANK OF AMERICA, N.A., as a Lender By: Name: Helen Chan Title: Vice President

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement – KeyBank (NSA)] 4869-7818-5336, v. 2 BMO BANK N.A. as a Lender By: Name: Stephanie Beggs Title: Director

Signature Page to Second Amendment to Third Amended and Restated Credit Agreement – KeyBank (NSA 2025)] -40749823 REGIONS BANK, as a Lender By: Name: Katie Gifford Title: Vice President

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement – KeyBank (NSA 2025)] TRUIST BANK, as a Lender By: Name: Ryan Almond Title: Director